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                UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K


                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



 DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED):  FEBRUARY 24, 2005
                                                   (FEBRUARY 17, 2005)



                           OMNI ENERGY SERVICES CORP.
             (Exact name of registrant as specified in its charter)


           LOUISIANA                     0-23383                72-1395273
 (State or other jurisdiction   (Commission File Number)     (I.R.S. Employer
       of incorporation)                                    Identification No.)


                              4500 NE INTERSTATE 49
                            CARENCRO, LOUISIANA 70520
               (Address of principal executive offices) (Zip Code)

                                 (337) 896-6664
              (Registrant's telephone number, including area code)

                                 NOT APPLICABLE
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.below):

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))


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Item 4.01.  Changes in Registrant's Certifying Accountant

         On February 24, 2005, OMNI Energy Services Corp. (the "Company") engaged Pannell Kerr Forster of Texas, P.C. ("PKF") as the Company's independent accountants to audit the Company's consolidated financial statements for the year ending December 31, 2004. BDO Seidman, LLP ("BDO"), who had been engaged as the Company's principal independent accountants since July 12, 2004, resigned on February 17, 2005, prior to commencement of work on the audit of the Company's consolidated financial statements for the year ending December 31, 2004. PKF will also perform a review of the unaudited condensed quarterly financial statements to be included in the Company's quarterly reports on Form 10-Q beginning with the March 31, 2005 Form 10-Q.

         The decision to engage PKF as the Company's independent accountants was made by the Audit Committee of the Company's Board of Directors.

         BDO reviewed the Company's consolidated financial statements during the quarters ended June 30, 2004 and September 30, 2004. BDO did not provide a report on the Company's financial statements for either of the past two years.

         During the period beginning July 12, 2004 through the date of their resignation, there were no disagreements with BDO on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of BDO, would have caused it to make reference to the subject matter of the disagreements.

         During the period beginning July 12, 2004 through the date of BDO's resignation, there were no reportable events as defined in Item 304 (a) (1) (v) of Regulation S-K requiring disclosure pursuant to Item 304(a)(1)(v) of Regulation S-K. As used herein, the term "reportable event" means any of the items listed in paragraphs (a) (1) (v) (A)-(D) of Item 304 of Regulation S-K.

         During the two-year period ended December 31, 2004 and the subsequent interim period prior to PKF's engagement, neither the Company nor anyone on its behalf has consulted with PKF regarding: (i) the application of accounting principles to a specified transaction, either completed or proposed; or the type of audit opinion that might be rendered on the Company's financial statements, and neither a written report was provided to the Company nor oral advice was provided that PKF concluded was an important factor considered by the Company in reaching a decision as to the accounting, auditing or financial reporting issue; or (ii) any matter that was either the subject of a disagreement or a reportable event.

         The Company has requested that BDO furnish it with a letter addressed to the Securities and Exchange Commission stating whether or not it agrees with the above statements. A copy of the letter from BDO dated February 24, 2005 is filed as Exhibit 16.1 to this Form 8-K.


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Item 9.01.   Financial Statements and Exhibits.

             (c)  Exhibits

                  16.1 Letter from BDO Seidman, LLP dated February 24, 2005 pursuant to Item 304 (a) (3) of Regulation S-K, regarding change in certifying accountant.


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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                            OMNI ENERGY SERVICES CORP.
Dated:  February 24, 2005

                                            By:      /s/ G. Darcy Klug
                                                 -----------------------------
                                                       G. Darcy Klug
                                                 Executive Vice President